UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 07/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund II, Inc.


Annual Report
July 31, 2003


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniHoldings Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investments strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 5.82%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of July, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $200 billion in new long-term tax-exempt bonds during the six-month period ended July 31, 2003, an increase of more than 20% versus the same six months of 2002. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Fund remained focused on generating yield, emphasizing those issues that we believe would benefit the most from a tightening in credit spreads.


Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were higher at 5.35% at the end of July, 2003 than they had been six months earlier. Volatile equity markets, concerns over the Iraqi conflict, and sub par economic growth combined to generally push interest rates lower through June. Bond yields, however, moved sharply higher in July in response to more positive business activity, especially continued strong home sales and improving employment trends.

Long-term tax-exempt bond yields increased over the six months ended July 31, 2003, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of July, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.4%.

The municipal market outperformed the U.S. Treasury market over the past six months, despite a dramatic increase in new bond issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. The monthly issuance for July 2003, at almost $30 billion, represented the largest amount of tax-exempt bonds ever sold in the month of July. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-coupon issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

A number of factors continue to foster strong investor demand for municipal bonds. Tax-exempt money market rates have remained below 1% for much of this year, forcing investors to invest in longer maturities to generate desired levels of coupon income. In July and August 2003, investors are expected to receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions. We believe much of these proceeds are likely to be reinvested in the municipal market.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of July 2003, tax-exempt bond yields were 85% - 93% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance.

While many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.


How did the Fund perform during the fiscal year?

For the year ended July 31, 2003, the Common Stock of MuniHoldings Fund II, Inc. had a net annualized yield of 7.20%, based on a year-end per share net asset value of $13.46 and $.969 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +7.15%, based on a change in per share net asset value from $13.51 to $13.46, and assuming reinvestment of $.958 per share ordinary income dividends.

For the six-month period ended July 31, 2003, the total investment return on the Fund's Common Stock was +3.79%, based on a change in per share net asset value from $13.46 to $13.46, and assuming reinvestment of $.504 per share ordinary income dividends.
For the six-month period ended July 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of .93% for Series A and 1.57% for Series B.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

For the fiscal year ended July 31, 2003, the Fund outperformed its Lipper peer group of Leveraged Municipal Debt Funds, which provided a total return of +3.51% for the same 12-month period. The Fund's outperformance of the peer group is attributed to our focus on yield. During the period, we increased the Fund's exposure to the high yield portion of the market. With an anticipation of a firming economy, we felt the interest rate required on lower quality credits would fall, meaning credit spreads would narrow over time. Although they did not keep pace with the rally seen in the taxable high yield market, municipal credit spreads did tighten over the past 12 months. This shift helped enhance the Fund's yield and total return during the period.

Another factor that helped the portfolio during the period was our limited exposure to tobacco-backed bonds. Spreads in this sector widened significantly as the prospect of heavy issuance and continued litigation risk combined to put additional selling pressure on the sector. Our low exposure to this area of the market enabled the Fund to outperform its peers.


What changes were made to the portfolio during the fiscal year?

About a year ago, we began increasing the Fund's exposure to issues that could benefit from a tightening in credit spreads. Predominantly, we started to focus on corporate-backed bonds in the tax-exempt market. These included utility companies, such as TXU Electric Company, CenterPoint Energy, Inc., Tucson Electric Power, Co., Public Service Company of New Mexico and Tampa Electric Company, as well as paper companies and airline credits. These purchases increased the Fund's competitive yield and positioned the portfolio to perform well in the event of narrowing credit spreads. We have found this to be an effective strategy and one that we expect to maintain for the near term.

During the period, the Fund's borrowing costs remained in the ..85% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Our primary focus is to maintain the portfolio's current yield and protect the Fund's net asset value should interest rates rise in the future. We expect the economy to slowly gain strength over the next several quarters, pushing interest rates slightly higher. Under this scenario, credit spreads should continue to narrow as corporate earnings grow. We will look to reduce the Fund's exposure to the high yield market if we see either a significant improvement in credit spreads or the risk of another economic slowdown.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


August 13, 2003



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Schedule of Investments                                                                                      (In Thousands)

               S&P        Moody's    Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Alabama--2.9%   AAA        Aaa      $ 4,000  Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                                             due 2/01/2018 (b)                                                    $   4,325


Arizona--5.2%   BBB        Baa2       1,000  Arizona Health Facilities Authority Revenue Bonds (Catholic
                                             Healthcare West), Series A, 6.625% due 7/01/2020                         1,047
                NR*        Caa3       2,800  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                             (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023           1,591
                                             Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                             Apartments Project) (f):
                AAA        NR*          915     5.90% due 11/20/2031                                                    935
                AAA        NR*        1,265     5.95% due 11/20/2036                                                  1,294
                                             Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus
                                             Village), Series A (f):
                AAA        NR*          585     6% due 10/20/2031                                                       607
                AAA        NR*          770     6.05% due 10/20/2041                                                    798
                NR*        NR*        1,450  Show Low, Arizona, Improvement District No. 5, Special Assessment
                                             Bonds, 6.375% due 1/01/2015                                              1,507


California--    AAA        Aaa        2,000  Benicia, California, Unified School District, GO, Refunding,
15.3%                                        Series A, 5.615%** due 8/01/2020 (b)                                       782
                BBB        A2         6,000  California State, GO, Refunding, 5.25% due 2/01/2033                     5,690
                A          A2         4,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023 (h)                    4,035
                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds (e):
                AA         Aa3        1,000     RIB, Series 366, 10.622% due 12/01/2027                               1,207
                AA         Aa3        2,500     Trust Receipts, Class R, Series A, 10.822% due 12/01/2019             2,962
                                             San Marino, California, Unified School District, GO, Series A (d):
                AAA        Aaa        1,820     5.50%** due 7/01/2017                                                   881
                AAA        Aaa        1,945     5.55%** due 7/01/2018                                                   880
                AAA        Aaa        2,070     5.60%** due 7/01/2019                                                   873
                AAA        Aaa        5,000  Tracy, California, Area Public Facilities Financing Agency, Special
                                             Tax Refunding Bonds (Community Facilities District Number 87-1),
                                             Series H, 5.875% due 10/01/2019 (d)                                      5,498


Colorado--2.0%  NR*        NR*        1,890  Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                             Improvement Fee), Series A, 7.10% due 9/01/2014                          1,917
                BB+        Ba1        1,110  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,114


Florida--8.3%   NR*        NR*          525  Bonnet Creek Resort, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034                      543
                AA-        A3         5,000  Broward County, Florida, Resource Recovery Revenue Refunding
                                             Bonds (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009      5,405
                BBB-       Baa1       1,900  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                             Company Project), 5.10% due 10/01/2013                                   1,864
                A-         A2         3,490  Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028           3,603
                NR*        NR*        1,000  Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds
                                             (Lake Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031        911


Georgia--0.9%   NR*        NR*        1,250  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                             Project), 7.90% due 12/01/2024                                           1,278




Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's    Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Idaho--1.2%     BB+        Ba3      $ 2,000  Power County, Idaho, Industrial Development Corporation, Solid
                                             Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                             6.45% due 8/01/2032                                                  $   1,753


Illinois--3.5%  NR*        NR*        1,000  Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                             6.75% due 12/01/2032                                                       975
                BBB        NR*        2,315  Illinois, Development Finance Authority Revenue Bonds (Community
                                             Rehabilitation Providers Facilities), Series A, 6.625% due
                                             7/01/2032                                                                2,332
                AA         Aa2        2,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                             Sub-Series C-2, 5.25% due 8/01/2022                                      1,986


Indiana--1.8%   NR*        NR*        2,595  Indiana State Educational Facilities Authority, Revenue Refunding
                                             Bonds (Saint Joseph's College Project), 7% due 10/01/2029                2,723


Kentucky--0.6%  NR*        NR*        1,165  Kenton County, Kentucky, Airport Board, Special Facilities
                                             Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                             6.625% due 7/01/2019                                                       888


Louisiana--0.6% NR*        NR*          900  Hodge, Louisiana, Utility Revenue Bonds (Stone Container Corporation),
                                             AMT, 9% due 3/01/2010                                                      922


Maine--2.4%     AA+        Aa1        3,500  Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                             Bonds, Series B, 5.30% due 11/15/2023                                    3,541


Maryland--1.6%  NR*        Baa3       1,250  Maryland State Economic Development Corporation, Student Housing
                                             Revenue Bonds (University of Maryland College Park Project),
                                             6.50% due 6/01/2027                                                      1,332
                NR*        NR*        1,050  Maryland State Energy Financing Administration, Limited Obligation
                                             Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                             9/01/2019                                                                1,065


Massachusetts--                              Massachusetts State Development Finance Agency Revenue Bonds
2.0%                                         (Neville Communities Home), Series A (f):
                AAA        NR*          600     5.75% due 6/20/2022                                                     626
                AAA        NR*        1,500     6% due 6/20/2044                                                      1,552
                BB+        NR*        1,000  Massachusetts State Development Finance Agency, Revenue Refunding
                                             Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                     755


Michigan--6.9%  BBB        Baa2       2,630  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                       2,690
                BBB-       Baa3       1,100  Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                             Bonds (Hurley Medical Center), 6% due 7/01/2020                          1,004
                B          Ba1        2,000  Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Detroit Medical Center Obligation Group), Series A,
                                             6.50% due 8/15/2018                                                      1,539
                AAA        Aaa        5,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company Project), AMT, Series C,
                                             5.65% due 9/01/2029 (i)                                                  5,099


Minnesota--     A-         NR*        1,680  Minneapolis, Minnesota, Community Development Agency, Supported
4.9%                                         Development Revenue Refunding Bonds (Common Bond), Series G-3,
                                             5.35% due 12/01/2021                                                     1,687
                                             Rockford, Minnesota, Independent School District Number 883, GO (c):
                AAA        Aaa        2,870     5.60% due 2/01/2019                                                   3,051
                AAA        Aaa        2,390     5.60% due 2/01/2020                                                   2,525


Mississippi--                                Mississippi Business Finance Corporation, Mississippi, PCR,
3.0%                                         Refunding (System Energy Resources Inc. Project):
                BBB-       Ba1        2,500     5.875% due 4/01/2022                                                  2,450
                BBB-       Ba1        2,050     5.90% due 5/01/2022                                                   2,016


Missouri--2.1%                               Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                             Bonds (Gravois Bluffs):
                NR*        NR*        1,025     6.75% due 10/01/2015                                                  1,047
                NR*        NR*        1,000     7% due 10/01/2021                                                     1,072
                BBB+       Baa1       1,000  Missouri State Development Finance Board, Infrastructure Facilities
                                             Revenue Bonds (Branson), Series A, 5.50% due 12/01/2032                    963


New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
9.0%            NR*        NR*        1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031             1,012
                NR*        NR*        2,000     (Seabrook Village Inc.), 8.125% due 11/15/2023                        2,066
                                             New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT:
                B          Caa2       2,000     6.625% due 9/15/2012                                                  1,781
                B          Caa2       2,250     6.25% due 9/15/2029                                                   1,887
                                             New Jersey Health Care Facilities Financing Authority Revenue
                                             Bonds:
                BB+        NR*        1,250     (Pascack Valley Hospital Association), 6.625% due 7/01/2036           1,233
                NR*        Baa1       2,375     (South Jersey Hospital), 6% due 7/01/2026                             2,388
                A-         Baa2       3,430  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  3,116




MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's    Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
New Mexico--                                 Farmington, New Mexico, PCR, Refunding:
4.6%            BBB-       Baa3     $ 3,675     (Public Service Company--San Juan Project), Series A, 5.80%
                                                due 4/01/2022                                                     $   3,597
                BBB-       Baa3       1,000     (Public Service Company--San Juan Project), Series D, 6.375%
                                                due 4/01/2022                                                         1,028
                B+         Ba3        2,150     (Tucson Electric Power Co.--San Juan Project), Series A, 6.95%
                                                due 10/01/2020                                                        2,171


New York--12.0%                              New York City, New York, City IDA, Civic Facility Revenue Bonds:
                NR*        NR*          415     Series C, 6.80% due 6/01/2028                                           417
                NR*        NR*        1,925     (Special Needs Facilities Pooled Program), Series C-1, 5.50%
                                                due 7/01/2007                                                         1,915
                BB+        Ba2          825  New York City, New York, City IDA, Special Facility Revenue
                                             Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032            728
                NR*        Aaa        7,860  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series 11, 10.52% due
                                             6/15/2026 (c)(e)                                                         9,587
                AAA        Aaa        3,500  New York State Dormitory Authority, Mental Health Services
                                             Facilities Improvement Revenue Bonds, Series B, 5.75% due
                                             2/15/2020 (d)                                                            3,705
                NR*        NR*           55  Suffolk County, New York, IDA, Civic Facility Revenue Bonds
                                             (Special Needs Facilities Pooled Program), Series D-1, 5.50%
                                             due 7/01/2007                                                               55
                NR*        NR*        1,575  Westchester County, New York, IDA, Continuing Care Retirement,
                                             Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                             6.50% due 1/01/2034                                                      1,546


North           BBB        Baa3       2,000  North Carolina Eastern Municipal Power Agency, Power System
Carolina--2.8%                               Revenue Bonds, Series D, 6.75% due 1/01/2026                             2,119
                NR*        NR*        2,000  North Carolina Medical Care Commission, Health Care Facilities,
                                             First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                             7% due 10/01/2031                                                        2,127


Ohio--6.8%      AAA        Aaa       10,000  Ohio State Air Quality Development Authority, Revenue Refunding
                                             Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                             8/15/2027 (d)                                                           10,135


Oklahoma--0.8%                               Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                                             Bonds (AMR Corporation), AMT, Series A:
                B-         Caa2         430     5.80% due 6/01/2035                                                     367
                B-         Caa2       1,075     5.375% due 12/01/2035                                                   790


Pennsylvania--                               Pennsylvania Economic Development Financing Authority,
5.8%                                         Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*        NR*        4,750     Series A, 6.25% due 11/01/2027                                        4,342
                NR*        NR*        2,000     Series B, 6.125% due 11/01/2027                                       1,799
                NR*        NR*          540  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                             Development, 7.75% due 12/01/2017                                          549
                A-         NR*        2,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                  1,997


Rhode Island--                               Rhode Island State Health and Educational Building Corporation,
1.4%                                         Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                BBB        Baa2       1,000     6.375% due 8/15/2021                                                  1,004
                BBB        Baa2       1,165     6.50% due 8/15/2032                                                   1,147


South           BBB+       Baa2       2,080  Medical University, South Carolina, Hospital Authority, Hospital
Carolina--4.6%                               Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027       2,119
                BBB        NR*        2,000  South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                             (Westminster Presbyterian Center), 7.75% due 11/15/2030                  2,198
                                             Tobacco Settlement Revenue Management Authority, South Carolina,
                                             Tobacco Settlement Revenue Bonds, Series B:
                A-         Baa2       1,700     6.375% due 5/15/2028                                                  1,453
                A-         Baa2       1,400     6.375% due 5/15/2030                                                  1,170


Tennessee--     NR*        NR*        2,200  Hardeman County, Tennessee, Correctional Facilities Corporation
3.9%                                         Revenue Bonds, Series B, 7.375% due 8/01/2017                            2,213
                A-         Baa1       3,450  Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                             6.50% due 9/01/2026                                                      3,666




MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P        Moody's    Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Texas--16.4%    BBB-       Baa3     $ 2,665  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028         $   2,762
                                             Brazos River Authority, Texas, PCR, Refunding:
                BBB        Baa2       1,000     (TXU Electric Company Project), Series B, 4.75% due 5/01/2029         1,034
                BBB        Baa2       2,100     (Texas Utility Company), AMT, Series A, 7.70% due 4/01/2033           2,314
                BBB        Baa2       1,915     (Utilities Electric Company), AMT, Series B, 5.05% due 6/01/2030      1,980
                A-         A3         2,875  Brazos River, Texas, Harbor Navigation District, Brazoria
                                             County Environmental Revenue Refunding Bonds (Dow Chemical
                                             Company Project), AMT, Series A-7, 6.625% due 5/15/2033                  3,011
                CCC        Caa2         195  Dallas-Fort Worth, Texas, International Airport Facility,
                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                             6% due 11/01/2014                                                           97
                CCC        Caa2       1,000  Dallas-Fort Worth, Texas, International Airport Facility,
                                             Improvement Corporation Revenue Refunding Bonds (American
                                             Airlines), AMT, Series A, 5.95% due 5/01/2029                              911
                NR*        Ba3        1,100  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025          1,085
                BBB        Baa2       2,685  Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                             Bonds (International Paper Company), AMT, Series A, 6.10% due
                                             8/01/2024                                                                2,698
                A-         A3           585  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.95% due 4/01/2030                                   645
                BBB-       Ba1        2,965  Matagorda County, Texas, Navigation District Number 1 Revenue
                                             Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029        3,187
                BB         Ba3        1,100  Port Corpus Christi, Texas, Individual Development Corporation,
                                             Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                             Project), AMT, 8.25% due 11/01/2031                                      1,116
                BBB        Baa2       2,495  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                             Series A, 6.45% due 11/01/2030                                           2,591
                BBB        Baa2       1,050  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                             Company Project), Series C, 4% due 5/01/2028                             1,054


Vermont--0.7%   BBB+       NR*        1,000  Vermont Educational and Health Buildings, Financing Agency
                                             Revenue Bonds (Developmental and Mental Health), Series A,
                                             6.50% due 6/15/2032                                                        997


Virginia--17.1%                              Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                             Power Company):
                BBB+       A3           425     Series A, 5.875% due 6/01/2017                                          432
                BBB+       A3           575     Series B, 5.875% due 6/01/2017                                          585
                AAA        Aaa       10,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                             Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                           11,081
                BBB-       Baa3       1,100  Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding
                                             Bonds (UAE LP Project), 6.50% due 10/15/2017                             1,116
                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*        Ba1        6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                         228
                BB         NR*       18,400     Senior-Series B, 5.90%** due 8/15/2030                                1,999
                BB         NR*       30,000     Senior-Series B, 5.95%** due 8/15/2033                                2,548
                AAA        Aaa        3,000  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (d)                                  3,035
                AA+        Aa1        1,095  Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
                                             5.625% due 8/01/2011                                                     1,154
                AA+        Aa1        3,200  Virginia State, HDA, Revenue Bonds, AMT, Series D, 6% due 4/01/2024      3,284


Washington--    NR*        NR*        1,075  Seattle, Washington, Housing Authority, Housing Revenue Bonds
0.7%                                         (Replacement Housing Project), 6.125% due 12/01/2032                     1,061


Wisconsin--     BBB+       NR*        1,360  Wisconsin State Health and Educational Facilities Authority
0.9%                                         Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                    1,320


Virgin          BBB-       Baa3       3,600  Virgin Islands Government Refinery Facilities Revenue Bonds
Islands--2.4%                                (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                        3,601


                                             Total Municipal Bonds (Cost--$230,879)--155.1%                         231,493




MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Schedule of Investments (concluded)                                                                          (In Thousands)
                               Shares Held   Short-Term Securities                                                   Value

                                        512  Merrill Lynch Institutional Tax-Exempt Fund (g)                      $     512

                                             Total Short-Term Securities (Cost--$512)--0.3%                             512


                Total Investments (Cost--$231,391)--155.4%                                                          232,005
                Other Assets Less Liabilities--2.9%                                                                   4,315
                Preferred Stock, at Redemption Value--(58.3%)                                                      (87,058)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 149,262
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2003.
(f)GNMA Collateralized.
(g)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                            512            $28


(h)Variable rate note.
(i)XL Capital Insured.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of July 31, 2003 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    29.0%
AA/Aa                                       8.4
A/A                                        13.4
BBB/Baa                                    24.1
BB/Ba                                       7.0
B/B                                         2.1
CCC/Caa                                     1.1
NR (Not Rated)                             14.9



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Statement of Net Assets

As of July 31, 2003
Assets

               Investments, at value (identified cost--$231,390,798)                                        $   232,004,787
               Cash                                                                                                  77,595
               Receivables:
               Interest                                                                   $     4,219,343
               Dividends from affiliates                                                               11         4,219,354
                                                                                          ---------------
               Prepaid expenses                                                                                     170,079
                                                                                                            ---------------
               Total assets                                                                                     236,471,815
                                                                                                            ---------------

Liabilities

               Payables:
               Investment adviser                                                         $       115,883
               Other affiliates                                                                     1,780           117,663
                                                                                          ---------------
               Accrued expenses                                                                                      34,466
                                                                                                            ---------------
               Total liabilities                                                                                    152,129
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share (1,740
               Series A shares and 1,740 Series B shares of AMPS* issued and outstanding
               at $25,000 per share liquidation preference)                                                      87,058,064
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   149,261,622
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (11,089,988 shares issued and
               outstanding)                                                                                 $     1,108,999
               Paid-in capital in excess of par                                                                 164,086,072
               Undistributed investment income--net                                       $     3,665,947
               Accumulated realized capital losses on investments--net                       (20,213,385)
               Unrealized appreciation on investments--net                                        613,989
                                                                                          ---------------
               Total accumulated losses--net                                                                   (15,933,449)
                                                                                                            ---------------
               Total--Equivalent to $13.46 net asset value per share of Common Stock
               (market price--$13.16)                                                                       $   149,261,622
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Statement of Operations

For the Year Ended July 31, 2003
Investment Income

               Interest                                                                                     $    14,665,179
               Dividends from affiliates                                                                             28,249
                                                                                                            ---------------
               Total income                                                                                      14,693,428
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,308,404
               Commission fees                                                                    220,684
               Accounting services                                                                 93,953
               Professional fees                                                                   72,621
               Transfer agent fees                                                                 48,209
               Directors' fees and expenses                                                        37,208
               Listing fees                                                                        28,965
               Printing and shareholder reports                                                    27,852
               Pricing fees                                                                        15,815
               Custodian fees                                                                      15,330
               Other                                                                               34,247
                                                                                          ---------------
               Total expenses before reimbursement                                              1,903,288
               Reimbursement of expenses                                                          (4,718)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 1,898,570
                                                                                                            ---------------
               Investment income--net                                                                            12,794,858
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                  1,901,703
               Change in unrealized appreciation on investments--net                                            (3,570,923)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (1,669,220)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (1,117,585)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    10,008,053
                                                                                                            ===============

See Notes to Financial Statements.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Statements of Changes in Net Assets
                                                                                              For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations

               Investment income--net                                                     $    12,794,858   $    12,156,016
               Realized gain (loss) on investments--net                                         1,901,703       (1,561,536)
               Change in unrealized appreciation on investments--net                          (3,570,923)         1,167,576
               Dividends to Preferred Stock shareholders                                      (1,117,585)       (1,396,089)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            10,008,053        10,365,967
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                        (10,608,927)       (9,350,545)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                  (10,608,927)       (9,350,545)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends                                                                       229,423                --
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock               (371,451)         1,015,422
               Beginning of year                                                              149,633,073       148,617,651
                                                                                          ---------------   ---------------
               End of year*                                                               $   149,261,622   $   149,633,073
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     3,665,947   $     2,606,470
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance+++

               Net asset value, beginning of year             $   13.51    $   13.42    $   12.45    $   14.16    $   15.01
                                                              ---------    ---------    ---------    ---------    ---------
               Investment income--net                          1.16++++         1.10         1.06         1.08         1.11
               Realized and unrealized gain (loss) on
               investments--net                                   (.15)        (.04)          .95       (1.67)        (.88)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.10)        (.13)        (.28)        (.29)        (.25)
                 In excess of realized gain on
                 investments--net                                    --           --           --         --++           --
                                                              ---------    ---------    ---------    ---------    ---------
               Total from investment operations                     .91          .93         1.73        (.88)        (.02)
                                                              ---------    ---------    ---------    ---------    ---------
               Less dividends and distributions to Common
               Stock shareholders:
                 Investment income--net                           (.96)        (.84)        (.76)        (.82)        (.83)
                 In excess of realized gain on
                 investment--net                                     --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
               Total dividends and distributions to Common
               Stock shareholders                                 (.96)        (.84)        (.76)        (.83)        (.83)
                                                              ---------    ---------    ---------    ---------    ---------
               Net asset value, end of year                   $   13.46    $   13.51    $   13.42    $   12.45    $   14.16
                                                              =========    =========    =========    =========    =========
               Market price per share, end of year            $   13.16    $   12.96    $   12.35    $ 11.4375    $ 12.9375
                                                              =========    =========    =========    =========    =========

Total Investment Return*

               Based on market price per share                    9.21%       12.12%       15.06%      (4.93%)      (3.79%)
                                                              =========    =========    =========    =========    =========
               Based on net asset value per share                 7.15%        7.56%       14.86%      (5.44%)       (.03%)
                                                              =========    =========    =========    =========    =========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**             1.26%        1.29%        1.28%        1.32%        1.11%
                                                              =========    =========    =========    =========    =========
               Total expenses**                                   1.26%        1.29%        1.28%        1.32%        1.14%
                                                              =========    =========    =========    =========    =========
               Total investment income--net**                     8.48%        8.27%        8.29%        8.71%        7.35%
                                                              =========    =========    =========    =========    =========
               Amount of dividends to Preferred Stock
               shareholders                                        .74%         .95%        2.20%        2.34%        1.66%
                                                              =========    =========    =========    =========    =========
               Investment income--net, to Common Stock
               shareholders                                       7.74%        7.32%        6.09%        6.36%        5.68%
                                                              =========    =========    =========    =========    =========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement                .80%         .81%         .79%         .81%         .73%
                                                              =========    =========    =========    =========    =========
               Total expenses                                      .80%         .81%         .79%         .81%         .75%
                                                              =========    =========    =========    =========    =========
               Total investment income--net                       5.38%        5.19%        5.14%        5.34%        4.83%
                                                              =========    =========    =========    =========    =========



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.28%        1.60%        3.59%        3.72%        3.20%
                                                              =========    =========    =========    =========    =========

Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                     $ 149,262    $ 149,633    $ 148,618    $ 137,819    $ 156,745
                                                              =========    =========    =========    =========    =========
               Preferred Stock outstanding, end of year
               (in thousands)                                 $  87,000    $  87,000    $  87,000    $  87,000    $  87,000
                                                              =========    =========    =========    =========    =========
               Portfolio turnover                                44.03%       46.31%       57.57%      129.35%       71.07%
                                                              =========    =========    =========    =========    =========

Leverage

               Asset coverage per $1,000                      $   2,716    $   2,720    $   2,708    $   2,584    $   2,802
                                                              =========    =========    =========    =========    =========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net               $     279    $     409    $     908    $     967    $     807
                                                              =========    =========    =========    =========    =========
               Series B--Investment income--net               $     363    $     394    $     890    $     893    $     789
                                                              =========    =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $(.01) per share.
++++Based on average shares outstanding.
+++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $8,869 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2003, FAM reimbursed the Fund in the amount of $4,718.

For the year ended July 31, 2003, the Fund reimbursed FAM $5,103 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2003 were $105,887,773 and $102,269,465, respectively.

Net realized gains for the year ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains

Long-term investments                 $1,901,703         $  613,989
                                      ----------         ----------
Total                                 $1,901,703         $  613,989
                                      ==========         ==========


As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $803,631, of which $8,998,647 related to appreciated securities and $8,195,016 related to depreciated securities. The aggregate cost of investments at July 31, 2003 for Federal income tax purposes was $231,201,156.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended July 31, 2003 increased by 16,654 as a result of dividend reinvestment and for the year ended July 31, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2003 were as follows: Series A, ..50% and Series B, 1.55%.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $71,601 in commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.084000 per share on August 28, 2003 to shareholders of record on August 15, 2003.

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 was as follows:


                                       7/31/2003          7/31/2002

Distributions paid from:
   Tax-exempt income                 $11,726,512        $10,746,634
                                     -----------        -----------
Total distributions                  $11,726,512        $10,746,634
                                     ===========        ===========



As of July 31, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    3,476,304
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         3,476,304
Capital loss carryforward                             (20,213,383)*
Unrealized gains--net                                     803,630**
                                                     --------------
Total accumulated losses--net                        $ (15,933,449)
                                                     ==============

*On July 31, 2003, the Fund had a net capital loss carryforward of $20,213,383, of which $7,226,789 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Report of Independent Auditors


To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of net assets of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 2003 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young)
MetroPark, New Jersey
September 5, 2003



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




Managed Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003



Automatic Dividend Reinvestment Plan (unaudited)(concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be with-held) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Interested Director

Terry K. Glenn*          President   1999 to  President and Chairman of Merrill Lynch       118 Funds       None
P.O. Box 9011            and         present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,               Director    and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1998 to  Funds since 1999; Chairman (Americas
Age: 62                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc.,
                                              ("FAMD") from 1986 to 2002 and Director
                                              thereof from 1991 to 2002; Executive Vice
                                              President and Director of Princeton Services,
                                              Inc. ("Princeton Services") from 1993 to
                                              2002; President of Princeton Administrators,
                                              L.P. from 1989 to 2002; Director of Financial
                                              Data Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes         Director    1998 to  Professor Emeritus of Finance, School of      44 Funds        None
P.O. Box 9095                        present  Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 62                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery    Director    1998 to  Professor, Harvard Business School since      44 Funds        Unum Provident
P.O. Box 9095                        present  1989; Director, Unum Provident Corporation    49 Portfolios   Corporation;
Princeton,                                    since 1990; Director, Newell Rubbermaid,                      Newell Rubber-
NJ 08543-9095                                 Inc. since 1995.                                              maid, Inc.
Age: 51


Charles C. Reilly        Director    1998 to  Self-employed financial consultant since      44 Funds        None
P.O. Box 9095                        present  1990; Partner of Small Cities Cable           49 Portfolios
Princeton,                                    Television from 1986 to 1997.
NJ 08543-9095
Age: 72


Kevin A. Ryan            Director    1998 to  Founder and Director Emeritus of the Boston   44 Funds        None
P.O. Box 9095                        present  University Center for the Advancement of      49 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from
Age: 70                                       1982 to 1999 and Professor Emeritus
                                              thereof since 1999.


Roscoe S. Suddarth       Director    2000 to  President, Middle East Institute from         44 Funds        None
P.O. Box 9095                        present  1995 to 2001; Foreign Service Officer,        49 Portfolios
Princeton,                                    United States Foreign Service from 1961 to
NJ 08543-9095                                 1995; Career Minister from 1989 to 1995;
Age: 67                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to the Hashemite Kingdom of Jordan from 1987
                                              to 1990.



MUNIHOLDINGS FUND II, INC., JULY 31, 2003


Officers and Directors (unaudited)(concluded)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Independent Directors* (concluded)

Richard R. West          Director    1998 to  Dean Emeritus of New York University,         44 Funds        Bowne & Co.,
P.O. Box 9095                        present  Leonard N. Stern School of Business           49 Portfolios   Inc.; Vornado
Princeton,                                    Administration since 1994.                                    Realty Trust;
NJ 08543-9095                                                                                               Vornado
Age: 65                                                                                                     Operating
                                                                                                            Company;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg        Director    2000 to  Self-employed financial consultant since 1994.                44 FundsNone
P.O. Box 9095                        present                                                                49 Portfolios
Princeton,
NJ 08543-9095
Age: 68


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1998 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011            President   present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,               and         and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011            Treasurer   1999 to
Age: 43                              present


Kenneth A. Jacob         Senior      2002 to  Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt Fund
P.O. Box 9011            Vice        present  Management) of MLIMfrom 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 52


John M. Loffredo         Senior      2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011            Vice        present  Management) of MLIM from 1998 to 2000.
Princeton,               President
NJ 08543-9011
Age: 39


Robert A. DiMella        Vice        1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002; Vice
P.O. Box 9011            President   present  President of MLIM from 1996 to 2001.
Princeton,
NJ 08543-9011
Age: 36


Brian D. Stewart         Secretary   2002 to  Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to 2002;
P.O. Box 9011                        present  Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUH



MUNIHOLDINGS FUND II, INC., JULY 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard
R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: September 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: September 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.


Date: September 23, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.